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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 18, 2002

                 DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC.


                (Name of Registrant as specified in its charter)




     COLORADO                           000-13066              84-0932231
     ---------                          ----------            ------------
(State or other jurisdiction of      (Commission File         (IRS Employer
incorporation or organization)            No.)               Identification No.)



                    1231 Ida Street, #2, Cincinnati, OH 45202
                                 (916) 838-8833

ITEM 5.  OTHER EVENTS.

William J. Delgado resigned as Chief Executive Officer and a member of the Board of Directors of the Company effective Friday, July 12, 2002. Randall A. Drew will serve as the interim Chief Executive Officer of the Company. In conjunction with Mr. Delgado's resignation, the Company has relocated its principal executive offices to 1231 Ida Street, #2, Cincinnati, OH 45202.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DUCT UTILITY CONSTRUCTION & TECHNOLOGIES, INC.





     /S/ RANDALL A. DREW
-----------------------------------------------
BY: RANDALL A. DREW, CHIEF EXECUTIVE OFFICER



Dated:  July 18, 2002